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                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549

                                    FORM 8-K

                        ________________________________

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                       DATE OF REPORT:  SEPTEMBER 10, 2004
                        (Date of earliest event reported)

                        ________________________________

                               SEQUIAM CORPORATION
               (Exact Name of Registrant as Specified in Charter)

                        ________________________________


          CALIFORNIA                    333-45678                 33-0875030
(State or Other Jurisdiction of  (Commission File Number)       (IRS Employer
        Incorporation)                                       Identification No.)


                                300 SUNPORT LANE
                             ORLANDO, FLORIDA 32809
                    (Address of Principal Executive Offices)

                                 (407) 541-0773
              (Registrant's telephone number, including area code)


          (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 2 - FINANCIAL INFORMATION

ITEM 2.03. CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF BALANCE SHEET ARRANGEMENT OF A REGISTRANT.

On September 7, 2004, Sequiam Corporation (the "Company") entered into a loan agreement with Eagle Funding, LLC of Chattanooga, Tennessee (the "Investor"). The terms of the financing are summarized below.

The Company delivered to the Investor a promissory note (the "Note"), bearing interest at 8%, in the amount of $200,000. In connection with the Note, the Investor received a warrant to purchase up to 400,000 shares of the Company's common stock at an exercise price of $0.66 per share (the "Warrant"). The Warrant is exercisable by the Investor at anytime during the period beginning on September 7, 2004 and expiring on September 7, 2009. As of the date of filing this report, the Investor has not exercised the Warrant.

Under the terms of the Note, the Company is obligated to remit payment of the outstanding principal balance, any accrued unpaid interest and other amounts due under the Note on the date that is the earlier of: (a) six months from the date of the Note; or (b) the date that the Company receives $1 million pursuant to that certain Incremental Funding Side Letter with Laurus Master Fund, Ltd. (the "Maturity Date"). Until the Maturity Date, in the event the Company files a registration statement with the U.S. Securities and Exchange Commission registering any of the Company's debt or equity securities in a public offering, the Company has agreed to include in such registration statement the shares issuable upon the exercise of the Warrant. The principal balance of the Note shall bear 8% interest from the date received, which will be paid every 30 days until paid in full. Such interest shall be calculated on the basis of a 360 day year.



                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        SEQUIAM  CORPORATION
                                        --------------------



Date:  September 10, 2004               By:    /s/  Mark  Mroczkowski
       ------------------                      ----------------------
                                        Name:  Mark L. Mroczkowski
                                               ---------------------------------
                                        Title:  Senior Vice President and
                                                --------------------------------
                                                Chief Financial Officer
                                                --------------------------------